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                                                                   EXHIBIT 23.2



                              Accountants' Consent

The Board of Directors
Medirisk, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                     /s/ KPMG Peat Marwick LLP
                                     KPMG PEAT MARWICK LLP

Atlanta, Georgia
September 8, 1998